Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,361,872,000
Previously Paid Amount	0
Total Fee Amount	188,074.52
Total Offset Amount	0
Net Fee	$ 188,074.52